UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 3, 2005

                  Brooklyn Cheesecake & Desserts Company, Inc.
               (Exact name of Company as specified in its charter)


New York                         1-13984                       13-3832215
--------                         -------                       ----------
(State or Other Jurisdiction)    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                              Identification)


                     20 Passaic Avenue, Fairfield, NJ 07004
                     --------------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 808-9292
                                                           --------------

                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

Effective August 3, 2005, the Board of Directors of the Company elected Donald O'Toole as a member of the Board. Mr. O'Toole, 54, is a Senior Vice-president at Petry TV, Inc. Prior to this position, He served as National Sales Manager for WGN TV in Chicago, IL.

Mr. O'Toole holds a BA degree from Southern New Hampshire University and an MBA from Iona College. He resides in Westchester County in New York. Mr. O'Toole is married and has four children.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 9, 2005
                                     Brooklyn Cheesecake & Deserts Company, Inc.
                                     -------------------------------------------
                                     (Registrant)

                                     /s/ Anthony Merante
                                     -------------------
                                     Anthony Merante
                                     Chief Financial Officer